SIT MUTUAL FUNDS
                          STOCK FUNDS QUARTERLY REPORT
                                TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----

Chairman's Letter..........................................................  1

Performance Review.........................................................  2

Fund Reviews

      Large Cap Growth Fund................................................  4

      Mid Cap Growth Fund..................................................  6

      Small Cap Growth Fund................................................  8

      Balanced Fund........................................................ 10

      International Growth Fund............................................ 12

      Developing Markets Growth Fund....................................... 14

A Look at the Sit Mutual Funds............................................. 16





         This document must be preceded or accompanied by a Prospectus.

                         A LOOK AT THE SIT MUTUAL FUNDS

     Sit Mutual Funds is managed by Sit Investment Associates, Inc. Sit Investment was founded by Eugene C. Sit in July 1981 and is dedicated to a single purpose, to be one of the premier investment management firms in the United States. Sit Investment currently manages more than $5.2 billion for some of America's largest corporations, foundations and endowments.

     Sit Mutual Funds is comprised of eleven 100% NO-LOAD funds. 100% NO-LOAD means that the funds have no sales charges on purchases, no deferred sales charges, no 12b-1 fees, no redemption fees and no exchange fees. Every dollar you invest goes to work for you.

     Some of the other features include:
          * Free telephone exchange
          * Dollar-cost averaging through automatic investment plan
          * Electronic transfer of funds for purchases and redemptions
          * Free check-writing privileges on bond funds
          * Retirement accounts including IRAs, Keoghs and 401(k) Plans

                              SIT FAMILY OF FUNDS
                                    [CHART]

STABILITY:            INCOME:                     GROWTH & INCOME:          GROWTH:
Safety of principal   Increased income            Long-term capital         Long-term capital
and current income                                appreciation and income   appreciation

MONEY MARKET          BOND                        LARGE CAP GROWTH          DEVELOPING MARKETS GROWTH
                      MINNESOTA TAX-FREE INCOME   BALANCED                  SMALL CAP GROWTH
                      TAX-FREE INCOME                                       INTERNATIONAL GROWTH
                      U.S. GOVERNMENT SECURITIES                            MID CAP GROWTH

SIT MUTUAL FUNDS
CHAIRMAN'S LETTER - SEPTEMBER 30, 1997

[PHOTO]

Dear Fellow Shareholders:

Domestic stocks and bonds delivered strong results during the third quarter ended September 30, 1997. In October, however, stock markets worldwide are correcting the large gains of the first nine months, primarily because investment valuations have outpaced the fundamentals. The currency crisis in Asia has been one of the catalysts for the change in investor psychology, but we remain positive for the market for the U.S. and leading international economies and financial markets as the fundamental underpinnings for financial assets remains favorable.

Economic Overview

     The domestic economy continues to impress with moderate-to-strong growth together with surprisingly subdued inflation. The first two quarters of 1997 achieved real GDP growth of +4.9 percent and +3.3 percent, respectively, and the third quarter's growth rate should approximate the average of the first two, or about +4.0 percent. With respect to inflation, the GDP price deflator measured just +1.8 percent for the second quarter. We believe this number should stay low when reported for the third quarter given already released results of other inflation measures. For example, the August CPI change was a low +2.2 percent. Today's inflation levels are nearing those of the early 1960s, a very good time for financial markets. The ability of the economy to sustain strong growth without any evidence of serious current inflation is the subject of much debate. Given currently low levels of inflation, and the economic and financial problems in Asia, we believe the Federal Reserve will maintain the current monetary policy well into 1998.

     For the fiscal year ended September 30th, the Federal budget deficit totaled $23 billion, the smallest deficit since 1974. A short five years ago, the deficit measured $290 billion. The remarkable improvement is due to a very simple phenomenon: in each of those five years, federal revenues outstripped outlays on a percentage basis by a ratio of more than two to one. The terrific improvement in the budget deficit is a positive in many ways, including driving lower interest rates as fewer new government securities are issued. This favorable fiscal outlook and the strengths of the American economy lead us to conclude that a favorable financial environment continues over the intermediate term, although periodic cyclical corrections could occur. Internationally, fiscal policy is mixed. Economic growth is strengthening in Europe and Greater China, but growth has stalled in Japan as a higher value-added tax has dampened consumer spending. Southeast Asian economies are now going through a readjustment process with higher interest rates and slower growth likely over the near term. Currently, the financial markets are concerned over whether the currency crisis and likely slowdown in Southeast Asia will lead to policy changes which will ultimately offset the economic health of the U.S. and leading European nations.

Equity Strategy Summary

     The strength in stock prices during the third quarter and for the year-to-date period have been due to very positive fundamentals: economic growth, profits have been stronger than expected, and inflation and interest rates have been lower. Our outlook for the U.S. and international markets remains generally positive. The corrections underway are bringing stock prices back to more reasonable levels, and given the strong underpinnings in the U.S., Europe, and selective Asian markets, we believe the correction in these markets will be contained around recent levels. Consequently, we will see higher stock prices once the current uncertainties are resolved. Within the U.S. market, we expect returns will parallel earnings growth for the overall market over the intermediate term as valuation levels probably will remain around the recent levels of 18-20 times earnings. This is sustainable on the basis of inflation in the area of 2 1/2 percent and interest rates at the 6-6 1/2 percent level. Growth companies, both large and small, are more attractively priced relative to the overall market and their historical valuation levels, and our portfolios are very atrractively valued and are well positioned for the opportunities ahead.

     International markets, particularly Europe and Latin America, have performed well year to date. These markets are undergoing corrections, and valuations are now becoming more attractive. Our strategy will continue to focus on those countries and markets with strong economic and financial underpinnings and favorable fiscal and monetary policy. We continue to favor European markets, selective Latin American and Asian markets, including Hong Kong and Taiwan.

     As always, we appreciate having you invest with us.

With best wishes,

/s/ Eugene C. Sit
Eugene C. Sit, CFA
Chairman and Chief Investment Officer

SIT MUTUAL FUNDS
SEPTEMBER 30, 1997  PERFORMANCE REVIEW - STOCK FUNDS

STOCK FUNDS REVIEW

     Strong first half 1997 financial asset returns continued into the third quarter, with the large cap S&P 500 rising 7.5 percent, the mid cap S&P MidCap 400 Index advancing 16.1 percent and the small cap Russell 2000 Index gaining
14.9 percent. These comfortable returns masked growing volatility on a monthly basis, and this has been the case thus far in the month of October.

     Of note in the quarter's results was a reversal from the past several quarters with small caps outperforming large caps, an event we noted could occur in our last quarterly report to you. Some of the valuation divergence between large and small cap companies has closed, but superior earnings growth going forward and reasonable valuations compared with historical norms should continue to help performance in the mid and small cap segments. Interestingly, value stocks outperformed growth stocks in the large cap classification, but growth beat value in small stock categories. Over the past twelve months, though, value leads growth across all cap sizes. We believe this changes for the same reasons small caps appear attractive vis-a-vis large caps; superior earnings growth and attractive valuations. The three domestic Sit growth funds all possess 5-year projected earnings growth rates between two and three times that of the broad market, yet price/earnings ratios for the funds are within 15 percent of market multiples. We believe this high-earnings-growth, reasonable-valuation combination bodes well for investors.

     Results internationally were not as robust as those achieved domestically with a negative return for the Morgan Stanley EAFE Index of -0.7 percent and the MSCI Emerging Markets Free Index lower still at -9.4 percent. Asian currency turmoil was the main culprit with respect to the latter result. Returns were widely varied depending on geography. The MSCI Europe Index advanced +8.3 percent paced by a local market return of +19.3 percent in Italy, while the MSCI Pacific Index declined -12.4 percent.


                                                                        TOTAL RETURN - CALENDAR YEAR
                                                                                                                                YTD
                                      1985   1986   1987   1988   1989   1990   1991     1992    1993   1994     1995   1996   1997
                                     ---------------------------------------------------------------------------------------   -----
SIT LARGE CAP GROWTH                 23.48% 21.83%  5.32%  5.33% 32.02% -2.37% 32.72%    4.94%   3.15%  2.83%   31.66% 23.05% 28.27%
------------------------------------------------------------------------------------------------------------------------------------
SIT MID CAP GROWTH                   43.65  10.33   5.50   9.77  35.15  -2.04  65.50    -2.14    8.55  -0.47    33.64  21.87  21.09
------------------------------------------------------------------------------------------------------------------------------------
SIT SMALL CAP GROWTH                  --     --     --     --     --     --     --       --      --    11.57(1) 52.16  14.97  19.15
------------------------------------------------------------------------------------------------------------------------------------
SIT BALANCED                          --     --     --     --     --     --     --       --      --    -0.33    25.43  15.80  18.96
------------------------------------------------------------------------------------------------------------------------------------
SIT INTERNATIONAL GROWTH              --     --     --     --     --     --     4.10(1)  2.69   48.37  -2.99     9.36  10.31  15.26
------------------------------------------------------------------------------------------------------------------------------------
SIT DEVELOPING MARKETS GROWTH         --     --     --     --     --     --     --       --      --    -2.02(1) -4.29  17.27  16.47
------------------------------------------------------------------------------------------------------------------------------------

S&P 500 INDEX                        31.60  18.64   5.28  16.55  31.61  -3.05  30.46     7.64   10.07   1.32    37.58  22.96  29.63
S&P MIDCAP 400 INDEX                 35.59  16.21  -2.04  20.87  35.55  -5.12  50.11    11.92   13.95  -3.60    30.94  19.19  31.19
RUSSELL 2000 INDEX (2)                --     --     --     --     --     --     --       --      --     4.61    28.45  16.49  26.60
EAFE INDEX (3)                        --     --     --     --     --     --     0.26   -12.17   32.56   7.78    11.21   6.05  10.42
MSCI EMERGING MARKETS FREE INDEX (4)  --     --     --     --     --     --     --       --      --     2.80    -6.94   3.92   5.40



                                                                                           AVERAGE ANNUAL TOTAL RETURNS FOR THE
                                                                                              PERIODS ENDED SEPTEMBER 30, 1997
                                                                 TOTAL RETURN           ------------------------------------------
                                     NASDAQ                  QUARTER     SIX MONTHS                                         SINCE
                                     SYMBOL   INCEPTION   ENDED 9/30/97 ENDED 9/30/97   1 YEAR  3 YEARS  5 YEARS 10 YEARS INCEPTION
                                     ------   ---------   ---------------------------   ------  -------  ------- -------- --------
SIT LARGE CAP GROWTH                  SNIGX   09/02/82         6.96%        29.34%       33.38%   27.95%   18.30%   13.16%   16.26%
SIT MID CAP GROWTH                    NBNGX   09/02/82        11.99         34.68        23.29    25.60    19.17    14.61    19.61
SIT SMALL CAP GROWTH                  SSMGX   07/01/94        16.25         39.16        16.06    29.02    ----      ----    29.63
SIT BALANCED                          SIBAX   12/31/93         5.50         19.86        24.05    20.21    ----      ----    15.60
SIT INTERNATIONAL GROWTH              SNGRX   11/01/91         2.10         15.75        20.46    10.19    15.45     ----    13.71
SIT DEVELOPING MARKETS GROWTH         SDMGX   07/01/94        -2.38          9.65        15.62     5.14    ----      ----     7.91

S&P 500 INDEX (5)                                              7.50         26.27        40.44    29.91    20.77    14.75    18.51
S&P MIDCAP 400 INDEX (5)                                      16.08         33.14        39.14    25.88    20.24    16.47    19.29
RUSSELL 2000 INDEX (2)                                        14.88         33.50        33.18    22.97      --        --    23.41
EAFE INDEX (3)                                                -0.70         12.18        12.18     8.83    12.33       --     8.70
MCSI EMERGING MARKETS FREE INDEX (4)                          -9.40         -2.44         4.46    -4.55      --        --     1.44

(1)  Period from Fund inception through calendar year-end.
(2)  Figures assume an inception date of 7/1/94.
(3)  Figures assume an inception date of 10/31/91.
(4)  Figures assume an inception date of 6/30/94.
(5)  Figures assume an inception date of 9/2/82.


PLEASE REMEMBER THAT PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS AND IS ONLY ONE OF THE FACTORS TO CONSIDER IN CHOOSING A FUND. AS WITH ALL INVESTMENTS, THE SHARE PRICE AND RETURN MAY VARY, AND YOU MAY HAVE A GAIN OR LOSS AT THE TIME OF SALE.

SIT LARGE CAP GROWTH FUND
SEPTEMBER 30, 1997

[PHOTO]

PETER L. MITCHELSON, CFA
     SENIOR PORTFOLIO MANAGER
RONALD D. SIT, CFA
     PORTFOLIO MANAGER

Dear Fellow Shareholders:

     Performance of the Sit Large Cap Growth Fund was strong during the third quarter of calendar 1997 with a total return of +6.96%. Year to date, the Fund's return of +28.27% ranked in the 31st percentile of 628 Growth and Income Funds tracked by Lipper Analytical Services. For 3 years the Fund's +27.9% annual return ranked in the 22nd percentile out of 369 funds; for 5 years its +18.30% return was in the 58th percentile of 225 funds; and for 10 years its +13.2% return ranked in the 49th percentile of 129 funds.

     U.S. stock market indexes surged to further new highs during the third quarter on a continuation of moderate economic growth, better-than-expected inflation, satisfactory profit gains and stable monetary policy. Smaller cap indexes outperformed their larger cap counterparts due to a shift in relative earnings growth in favor of smaller cap stocks. The equity investments in the Sit Large Cap Growth Fund continue to possess strong relative earnings growth. As of the end of September, the average 1997 earnings gain projected for the companies held in the Fund is +26.9% and for 1998 it is +20.8%, which is significantly greater than the expected earnings increase of the broad stock market.

     As of September 30th, the Fund was 95% invested in equities, an increase of two percentage points compared to the end of the previous quarter. Significant weighting increases included technology, where we added Sun Microsystems, Texas Instruments and Ciena Corp., and financial services, where we acquired positions in Equitable Companies and St. Paul Companies. Reductions occurred in health care and consumer non-durables, where we trimmed holdings in several names. In addition, during the quarter, portfolio positions in Loewen Group, Stewart Enterprises and MCI Communications were eliminated. Technology, health care and financial services remain the three most heavily weighted sectors.

     Assets in the Large Cap Growth Fund totaled $78.7 million at the end of September, up from $55.9 million a year ago. We appreciate greatly shareholders' continued interest and participation in the Fund.


                       INVESTMENT OBJECTIVE AND STRATEGY

     The objective of the Sit Large Cap Growth Fund is to achieve long-term capital appreciation and, secondarily, current income. The Fund pursues this objective by investing primarily in common stocks of medium to large size growth companies. As of June 30, 1996, the Fund was invested exclusively in such securities.


                               PORTFOLIO SUMMARY

Net Asset Value 9/30/97:      $43.20 Per Share
                6/30/97:      $40.39 Per Share

       Total Net Assets:      $78.73 Million


                               PORTFOLIO STRUCTURE
                             (% of total net assets)

[BAR GRAPH]

Technology                      21.2
Financial                       18.5
Health Care                     17.2
Consumer Non-Durables            8.1
Retail                           6.0
Capital Goods                    5.9
Bussiness Equipment & Services   5.8
Energy                           5.4
Consumer Services                3.7
Raw Materials                    1.2
Consumer Durables                0.9
Multi-Industry                   0.7
Cash Equivalents                 5.4


                  AVERAGE ANNUAL TOTAL RETURNS*          CUMULATIVE TOTAL RETURNS*
                ---------------------------------   ----------------------------------
                Large Cap    Russell        S&P     Large Cap     Russell         S&P
                 Growth       1000          500      Growth        1000           500
                  Fund    Growth Index     Index      Fund     Growth Index      Index
                  ----    ------------     -----      ----     ------------      -----
3 Months          6.96%       7.51%         7.50%      6.96%        7.51%         7.50%
 (unannualized)
1 Year           33.38       36.29         40.44      33.38        36.29         40.44
5 Years          18.30       19.66         20.77     131.73       145.31        156.91
10 Years         13.16       14.66         14.75     244.30       292.60        295.95
Inception        16.26       17.76         18.51     871.01      1079.10       1196.55
 (9/2/82)


* As of 9/30/97

     PERFORMANCE IS HISTORICAL AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. SHARE PRICE AND RETURN WILL VARY SO THAT A GAIN OR LOSS MAY BE REALIZED WHEN SHARES ARE SOLD. TOTAL RETURN SHOULD NOT BE TAKEN AS A REPRESENTATION OF FUTURE PERFORMANCE. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE S&P 500 INDEX NOR THE RUSSELL 1000 GROWTH INDEX.

     ON 6/6/93, THE FUND'S INVESTMENT OBJECTIVE CHANGED TO ALLOW FOR A PORTFOLIO OF 100% STOCKS. PRIOR TO THAT TIME, THE PORTFOLIO WAS REQUIRED TO CONTAIN NO MORE THAN 80% STOCKS.


                               GROWTH OF $10,000

[LINE GRAPH]

SIT LARGE CAP GROWTH FUND
S&P 500 INDEX

The sum of $10,000 invested at inception (9/2/82) and held until 9/30/97 would have grown to $97,101 in the Fund, or $129,657 in the S&P 500 Index assuming reinvestment of all dividends and capital gains.


                              10 LARGEST HOLDINGS

* General Electric Corp.
* Mercury General Corp.
* Intel Corp.
* Warner Lambert Corp.
* Pfizer, Inc.
* Schlumberger, Ltd.
* Microsoft Corp.
* Norwest Corp.
* Coca Cola Co.
* Gillette Co. (The)

Total number of holdings: 70

SIT MID CAP GROWTH FUND REVIEW
SEPTEMBER 30, 1997

[PHOTO]
EUGENE C. SIT, CFA
   SENIOR PORTFOLIO MANAGER
ERIK S. ANDERSON, CFA
   PORTFOLIO MANAGER


Dear Fellow Shareholders:

     The Sit Mid Cap Growth Fund provided an absolute return of 12.0% for its investors during the quarter ended September 30, 1997. The Russell MidCap Growth Index returned +14.0% and the S&P MidCap 400 Index returned +16.1%. The Fund's return is attributable to very strong performance in July at +9.0%, followed by a difficult August measuring -2.0% and finishing with a strong return in September of +4.9%.

     An area of considerable strength for the Fund was in the Financial sector, which became the Fund's most heavily weighted sector during the quarter. On average, financial sector holdings returned in excess of +20% versus +16% for the peer group for the quarter. An overweight position of 23% of fund assets in the sector vis-a-vis 8% for the Russell MidCap Growth Index also enhanced returns. Four of the Fund's five largest holdings are in this sector, including auto insurer Mercury General, banking firm TCF Financial, mortgage insurer MGIC Investment, and financial services leader T. Rowe Price. While a strong bond market certainly helped returns for the financial sector this quarter, we believe the significant growth prospects enjoyed by these stocks will drive positive returns in a less benign bond environment as well. Another area of value-added performance was underweighting the lagging consumer non-durables sector. In our last quarterly report we noted the purchase of ASM Lithography during the second quarter and its subsequent 50% gain by June 30, 1997. The stock continued to do very well, rising an additional 69% during the third quarter. Returns for the fund lagged in the Business Equipment and Services and the Consumer Services sectors. Cash in the portfolio remains low at 2.8%.

     We remain disciplined within our investment mandate seeking out companies with superior long-term earnings growth potential that can be purchased at reasonable valuations. Companies held in the Fund have projected average earnings growth of 32% for 1997 and 28% in 1998 versus 10% and 7%, respectively, for the S&P 500. Despite this much faster growth, the Fund's valuation of 23.5 times estimated 1998 earnings is only modestly above the 20.8 times multiple of the market overall. The earnings growth versus valuation ratio of the Fund remains attractive.


                        INVESTMENT OBJECTIVE AND STRATEGY

     The objective of the Sit Mid Cap Growth Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing primarily in the common stocks of small and medium-size emerging growth companies before they become well recognized.

     The Fund may invest in larger companies which offer improved growth possibilities because of rejuvenated management, changes in product or some other development that might stimulate earnings growth.

                                PORTFOLIO SUMMARY

 Net Asset Value 9/30/97:  $17.28 Per Share
                 6/30/97:  $15.43 Per Share

        Total Net Assets:  $412.88 Million


                               PORTFOLIO STRUCTURE
                             (% of total net assets)

[BAR GRAPH]

Financial                      22.9
Technology                     22.6
Health Care                    16.9
Business Equipment & Services  10.9
Consumer Services               6.7
Energy                          6.3
Capital Goods                   3.3
Retail                          2.4
Consumer Durables               2.1
Transportation                  1.8
Consumer Non-Durables           1.3
Cash Equivalents                2.8

                AVERAGE ANNUAL TOTAL RETURNS*           CUMULATIVE TOTAL RETURNS*
               ---------------------------------     ---------------------------------
               Mid Cap     Russell        S&P        Mid Cap    Russell         S&P
               Growth      Mid Cap       Midcap      Growth     Mid Cap        Midcap
                Fund     Growth Index  400 Index      Fund    Growth Index   400 Index
                ----     ------------  ---------      ----    ------------   ---------
3 Months        11.99%      13.99%       16.08%        11.99%     13.99%        16.08%
 (unannualized)
1 Year          23.29       29.64        39.14         23.29      29.64         39.14
5 Years         19.17       19.22        20.24        140.35     140.81        151.37
10 Years        14.61       13.99        16.47        291.05     270.47        359.42
Inception       19.61         n/a        19.29      1,391.00        n/a      1,331.85
 (9/2/82)

* As of 9/30/97

PERFORMANCE IS HISTORICAL AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. SHARE PRICE AND RETURN WILL VARY SO THAT A GAIN OR LOSS MAY BE REALIZED WHEN SHARES ARE SOLD. TOTAL RETURN SHOULD NOT BE TAKEN AS A REPRESENTATION OF FUTURE PERFORMANCE. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE RUSSELL MID CAP GROWTH INDEX NOR THE S&P MIDCAP 400 INDEX.


                               GROWTH OF $10,000

[LINE GRAPH]

SIT MID CAP GROWTH FUND
SIT MIDCAP 400 INDEX

The sum of $10,000 invested at inception (9/2/82) and held until 9/30/97 would have grown to $149,100 in the Fund, or $143,185 in the S&P Midcap 400 Index assuming reinvestment of all dividends and capital gains.


                              10 LARGEST HOLDINGS

* Mercury General Corp.
* TCF Financial Corp.
* HBO & Co.
* MGIC Investment Corp.
* T Rowe Price & Associates
* Peoplesoft, Inc.
* Analog Devices, Inc.
* Parametric Technology, Inc.
* Xilinx, Inc.
* ASM Lithography Holdings, Inc.


Total number of holdings:  53

SIT SMALL CAP GROWTH FUND REVIEW
SEPTEMBER 30, 1997

[PHOTO]

EUGENE C. SIT, CFA
   SENIOR PORTFOLIO MANAGER


Dear Fellow Shareholders:

     The small capitalization growth stock rally that commenced early in the second quarter of 1997 continued through the third quarter of 1997. The Sit Small Cap Growth Fund returned +16.3% compared to a +14.9% return for the Russell 2000 Index and +16.9% return for the Russell 2000 Growth Index. The robust return for the Fund during the quarter masked significant volatility within the quarter. The Fund's returns for July, August and September measured +7.8%, +0.0% and +8.0% respectively. Some prognosticators suggest that increasing volatility signals a market top. We do not share this view as small cap stocks possess impressive earnings growth potential and valuations which are not out of line with historical norms.

     The Fund's overweighting in the technology and energy sectors benefited investors during the quarter. Technology stocks did better than the broad small cap universe and stocks held by the Fund did better still, with an average return during the quarter topping +32%. Specific stocks that drove the robust returns included: Anadigics +59%, Legato Systems +92% and Tower Semiconductor +66%. Value-added stock selection also occurred in the financial sector with the Fund's holdings returning +24% versus +16% for financial stocks in the Russell 2000 Index. Conversely, health care stock selection lagged during the quarter. In September, small cap health care stocks in general had an excellent month, perhaps starting a trend that would benefit the Fund's overweighting in this key growth sector.

     Within the small capitalization stock universe, growth stocks outperformed value stocks over the past quarter but have lagged by a very large -19.2% margin over the past twelve months as measured by the Russell 2000 Growth Index as compared with the Russell 2000 Value Index. We believe this gap closes as a slowing economy makes earnings growth more difficult to come by, thus favoring growth stocks that can deliver consistent and outsized earnings gains. Companies in the Fund have an estimated average earnings growth expectation of 31% for 1997 and 39% for 1998. This compares with 10% and 7% growth for the large cap S&P 500 Index for the same two periods. Yet, stocks in the Fund trade at a price to earnings multiple of 22.3 times 1998 earnings, a small premium over the S&P 500's 20.8 times multiple.


                        INVESTMENT OBJECTIVE AND STRATEGY

     The objective of the Sit Small Cap Growth Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing primarily in the common stocks of small companies that have a capitalization of under $500 million at the time of purchase.

     In addition, the Fund may purchase securities convertible into common stocks, preferred stocks and warrants. The Fund may invest in securities not listed on a national securities exchange but generally such securities will have an established over-the-counter market.


                               PORTFOLIO SUMMARY

   Net Asset Value 9/30/97: $21.96 Per Share
                   6/30/97: $18.89 Per Share

          Total Net Assets: $71.18 Million




                               PORTFOLIO STRUCTURE
                             (% of total net assets)

[BAR GRAPH]

Technology                    29.9
Financial                     19.9
Health Care                   12.5
Energy                        10.1
Consumer Services              6.8
Capital Goods                  5.7
Business Equipment & Services  5.6
Consumer Non-Durables          0.9
Cash Equivalents               8.6

               AVERAGE ANNUAL TOTAL RETURNS*       CUMULATIVE TOTAL RETURNS*
              --------------------------------  --------------------------------
              Small Cap   Russell   Russell     Small Cap  Russell    Russell
               Growth      2000      2000        Growth     2000        2000
                Fund       Index  Growth Index    Fund      Index   Growth Index
                ----       -----  ------------    ----      -----   ------------

3 Months        16.25%     14.88%    16.91%        16.25%   14.88%     16.91%
 (unannualized)
1 Year          16.06      33.18     23.35         16.06    33.18      23.35
3 Year          29.02      22.97     21.20        114.75    85.93      78.05
Inception       29.63      23.41     22.71        132.58    98.17      94.65
 (7/1/94)

* As of 9/30/97


PERFORMANCE IS HISTORICAL AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. SHARE PRICE AND RETURN WILL VARY SO THAT A GAIN OR LOSS MAY BE REALIZED WHEN SHARES ARE SOLD. TOTAL RETURN SHOULD NOT BE TAKEN AS A REPRESENTATION OF FUTURE PERFORMANCE. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE RUSSELL 2000 INDEX NOR THE RUSSELL 2000 GROWTH INDEX.


                               GROWTH OF $10,000

[LINE GRAPH]

SIT SMALL CAP GROWTH FUND
RUSSELL 2000 INDEX

The sum of $10,000 invested at inception (7/1/94) and held until 9/30/97 would have grown to $23,258 in the Fund or $19,816 in the Russell 2000 Index assuming reinvestment of all dividends and capital gains.


10 LARGEST HOLDINGS

* Anadigics, Inc.
* Tecnomatix Technologies, Ltd.
* Integrated Process Equipment Corp.
* Provident Bankshares Corp.
* Imperial Credit Industries, Inc.
* Community First Bankshares, Inc.
* PRI Automation Inc.
* Legato Systems Inc.
* RCSB Financial Inc.
* Swift Energy Co.

Total number of holdings:  62

SIT BALANCED FUND REVIEW
SEPTEMBER 30, 1997


[PHOTO]

PETER L. MITCHELSON, CFA
   SENIOR PORTFOLIO MANAGER
BRYCE A. DOTY, CFA
   PORTFOLIO MANAGER


Dear Fellow Shareholders:

     The Fund's total return increased +5.50% for the quarter ending September 30, 1997. For the first nine months of 1997, the Fund's total return was +18.96%, which placed in the top third of Lipper Analytical Services' rankings of 351 balanced funds. For the past one-, two- and three-year periods, the Fund ranked in the 49th, 38th and 22nd percentiles, respectively, out of 333, 274 and 209 funds ranked.

     As of September 30, 1997, the asset allocation of the Fund was 54% in equities (down from 59% at the end of the prior quarter), 39% in fixed income securities, and 7% in cash reserve instruments.

     The U.S. stock market achieved new highs during the third quarter due to a continuation of moderate economic growth, better-than-expected inflation, satisfactory profit gains and stable monetary policy. Fixed income markets also benefited from these same trends and interest rates were in a declining phase during the three-month period. We are monitoring the inflation outlook carefully since continued economic growth coupled with tightening labor market conditions could lead to price pressures at some point in the future, and result in Federal Reserve Board tightening.

     A key characteristic of the equity holdings in the Balanced Fund is above-average earnings growth. As of the end of September, the average 1997 earnings gain projected for the companies held in the Fund was +25.6% and for the next five years was +19.59%, which is significantly greater than that for the broad stock market. The Fund's strong earnings growth rates are obtained by emphasizing higher growth sectors of the economy such as health care and technology and by underweighting slower-growing sectors such as utilities.

     Fixed income investment activity during the quarter involved shortening the effective duration of the holdings slightly by selling longer maturity Treasuries and purchasing shorter maturity Treasuries. If bond yields continue to fall in the near term, we anticipate shortening the Fund's effective duration further.

     The Sit Balanced Fund provides investors both long-term growth and current income as well as the freedom of leaving the asset allocation in the hands of full-time investment professionals. We appreciate greatly shareholders' investment in the Fund.


                       INVESTMENT OBJECTIVE AND STRATEGY

     The Sit Balanced Fund's dual objectives are to seek long-term growth of capital consistent with the preservation of principal and to provide regular income. It pursues its objectives by investing in a diversified portfolio of stocks, bonds and short-term instruments. The Fund may emphasize either equity securities, fixed-income securities, or short-term instruments or hold equal amounts of each, dependent upon the Adviser's analysis of market, financial and economic conditions.

     The Fund's permissible investment allocation is: 40-60% in equity securities, 40-60% in fixed-income securities, and up to 20% in short-term fixed-income instruments. At all times at least 25% of the assets will be invested in fixed-income senior securities.


                               PORTFOLIO SUMMARY

   Net Asset Value 9/30/97: $15.66 Per Share
                   6/30/97: $14.93 Per Share

          Total Net Assets: $5.47 Million

        Quarterly Dividend: $0.09 Per Share


                               PORTFOLIO STRUCTURE
                             (% of total net assets)

[PIE GRAPH]

STOCKS              54.0%
BONDS               46.0%
(Bonds & Cash)

               AVERAGE ANNUAL TOTAL RETURNS*    CUMULATIVE TOTAL RETURNS*
               -----------------------------   -----------------------------
                            Lehman      S&P                Lehman       S&P
               Balanced    Aggregate    500    Balanced   Aggregate     500
                 Fund     Bond Index   Index     Fund    Bond Index    Index
                 ----     ----------   -----     ----    ----------    -----
3 Months          5.50%      3.32%      7.50%     5.50%     3.32%        7.50%
 (unannualized)
1 Year           24.05       9.71      40.44     24.05      9.71        40.44
3 Year           20.21       9.49      29.91     73.71     31.27       119.26
Inception        15.60       6.57      23.72     72.22     26.96       122.20
 (12/31/93)

* As of 9/30/97


PERFORMANCE IS HISTORICAL AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. SHARE PRICE AND RETURN WILL VARY SO THAT A GAIN OR LOSS MAY BE REALIZED WHEN SHARES ARE SOLD. TOTAL RETURN SHOULD NOT BE TAKEN AS A REPRESENTATION OF FUTURE PERFORMANCE. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE LEHMAN AGGREGATE BOND INDEX NOR THE S&P 500 INDEX.


                               GROWTH OF $10,000

[LINE GRAPH]

SIT BALANCED FUND
LEHMAN AGGREGATE BOND INDEX
S&P 500 Index

The sum of $10,000 invested at inception (12/31/93) and held until 9/30/97 would have grown to $17,222 in the Fund, $12,696 in the Lehman Aggregate Bond Index or $22,220 in the S&P 500 Index assuming reinvestment of all dividends and capital gains.


                                  TOP HOLDINGS

STOCKS:

   * General Electric Co.
   * Intel Corp.
   * Mercury General Corp.
   * Pfizer, Inc.
   * Schlumberger Ltd.

BONDS:

   * GNMA, 9.00%, 9/15/19
   * Security Capital Indl. Trust, 8.65%, 5/15/16
   * GNMA, 9.00%, 4/15/18
   * EquiVantage 1996-3 A3, 7.70%, 9/25/27
   * Ford Motor Credit Corp., 9.14%, 12/30/14

Total number of holdings:  108

SIT INTERNATIONAL GROWTH FUND REVIEW
SEPTEMBER 30, 1997

[PHOTO]

EUGENE C. SIT, CFA
   SENIOR PORTFOLIO MANAGER
ANDREW B. KIM, CFA
   SENIOR PORTFOLIO MANAGER


Dear Fellow Shareholders:

     The Fund achieved a positive return of +2.1% during the September quarter, compared with a negative return of -0.7% recorded by the MSCI EAFE Index. The major factor behind the quarter's performance results was Japan's decline of -17.3%, a sharp reversal from a +23.5% June quarter gain, reflecting deepening investor pessimism over the weak domestic economic data. However, Europe added another +8.3% gain in the September quarter, finishing the first nine months up +23.7%. Latin American equity markets also extended their advances with a +4.1% gain in the September quarter for a total of +44.4% year to date.

     The most dramatic change in the international markets was the spreading currency crisis sweeping Southeast Asian countries. Being forced to abandon the U.S. dollar-peg, their currencies plunged by almost one-third. Diminished liquidity caused equity valuations to collapse. As discussed in the last quarterly report, the Fund's exposure to this region had been reduced substantially prior to the currency and banking crisis. The contagion effect also undermined the stock markets in Hong Kong, Singapore and Taiwan despite their strong financial fundamentals. Japanese holdings (25% of assets) provided steady returns even in this poor environment.

     The Fund's European holdings have continued to benefit from the expectations of the single European currency expected to be effective in 1999. The U.K. market's surge in late September was also in response to indications of an acceleration of the Labor Government's timetable to join EMU. The latest short-term interest rate hikes to 3.3% by the core European central banks underlined the commitment to their anti-inflation policy. The Fund's European market strategy calls for a further increase to 52% by year end from about 46% a year ago. Deregulation, privatization and corporate restructuring are creating new investment opportunities in major European countries. Also, we are seeking undervalued equities in southern and northern Europe.

     The downward trend in the U.S. dollar exchange rate against European currencies may accelerate given rising European interest rates. Our Fund is no longer hedged against the D-mark.


                        INVESTMENT OBJECTIVE AND STRATEGY

     The objective of the Sit International Growth Fund is to achieve long-term growth of capital by investing in equity securities of issuers domiciled outside the United States. The Fund's investment objective reflects the belief that long-term investment planning should include the investment opportunities that exist outside the U.S.

     The Fund selects its investments based on the characteristics of the particular markets and economies of the countries in which it invests. Emphasis is placed on identifying securities of companies believed to be undervalued in the marketplace in relation to factors such as the company's revenues, earnings, assets and long-term competitive position which over time will enhance the equity value of the company.


                                PORTFOLIO SUMMARY

   Net Asset Value 9/30/97:  $18.96 Per Share
                   6/30/97:  $18.57 Per Share

          Total Net Assets: $100.72 Million


                         PORTFOLIO STRUCTURE - BY REGION
                             (% of total net assets)

[BAR GRAPH]

                      SIT INT'L   MORGAN STANLEY
                     GROWTH FUND    EAFE INDEX
                     -----------    ----------
Europe Other             25.4         25.1
France, Germany & UK     25.2         36.7
Japan                    25.1         29.2
Pacific Basin            14.7          9.0
Latin America             6.5          0.0
Africa/Middle East        0.4          0.0
Cash Equivalents          2.7          0.0

                    AVERAGE ANNUAL TOTAL RETURNS*             CUMULATIVE TOTAL RETURNS*
              --------------------------------------   --------------------------------------
              International  Morgan Stanley   Lipper   International  Morgan Stanley   Lipper
                 Growth      Capital Int'l    Int'l       Growth       Capital Int'l   Int'l
                  Fund        EAFE Index      Index        Fund         EAFE Index     Index
              -------------  --------------   ------   -------------  --------------   ------
3 Months           2.10%         -0.70%         1.89%       2.10%         -0.70%        1.89%
 (unannualized)
1 Year            20.46          12.18         22.17       20.46          12.18        22.17
3 Years           10.19           8.83         11.87       33.77          28.90        39.99
5 Years           15.45          12.33         14.81      105.12          78.88        99.50
Inception         13.71           8.70         12.28      113.94          63.83        98.53
 (11/1/91)

* As of 9/30/97

PERFORMANCE IS HISTORICAL AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. SHARE PRICE AND RETURN WILL VARY SO THAT A GAIN OR LOSS MAY BE REALIZED WHEN SHARES ARE SOLD. TOTAL RETURN SHOULD NOT BE TAKEN AS A REPRESENTATION OF FUTURE PERFORMANCE. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE MORGAN STANLEY CAPITAL INTERNATIONAL EAFE (EUROPE, AUSTRALIA, FAR EAST) INDEX. THE LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.


                               GROWTH OF $10,000

[LINE GRAPH]

SIT INTERNATIONAL GROWTH FUND
MORGAN STANLEY EAFE INDEX

The sum of $10,000 invested at inception (11/1/91) and held until 9/30/97 would have grown to $21,394 in the Fund or $16,383 in the Morgan Stanley EAFE Index assuming reinvestment of all dividends and capital gains.


                              10 LARGEST HOLDINGS

* Canon, Inc., A.D.R.
* Lloyds TSB Group
* L.M. Ericsson Telephone Co., A.D.R.
* Aegon N.V., A.D.R.
* Matsushita Kotobuki
* Zurich Insurance
* SmithKline Beecham, p.l.c., A.D.R.
* Hutchison Whampoa
* Rentokil Group, p.l.c.
* Wolters Kluwer

Total number of holdings:  81

SIT DEVELOPING MARKETS GROWTH FUND REVIEW
SEPTEMBER 30, 1997

[PHOTO]

EUGENE C. SIT, CFA
   SENIOR PORTFOLIO MANAGER
ANDREW B. KIM, CFA
   SENIOR PORTFOLIO MANAGER


Dear Fellow Shareholders:

     The Sit Developing Markets Growth Fund was down -2.4% for the quarter, compared with the MSCI Emerging Market Free Index's decline of -9.4%. However, for the first nine months, the Fund achieved a positive return of +16.5%, comparing favorably with a +5.4% gain for the Index. The negative September quarter reflected a major deterioration in the Asian markets, compounded by the currency devaluation.

     The Fund's holdings in Latin America reached 40%, exceeding the 37% allocated to Asia. Europe, Israel and South Africa accounted for 15% with the remaining 8% in cash. The Latin American index increased +4.1% in the quarter, relatively unaffected by the contagion effect, in comparison to a steep -25.2% decline of the Asia index, The Europe and Middle East index went up +10.3%. As of September 30, 1997, the country with the largest weighting was Mexico (12.5%), followed by Singapore (10.8%), Hong Kong/China (9.4%), and Brazil (8.7%).

     As discussed in the last quarterly report, positive investor expectation contributed to the Latin American region's P/E multiple expansion. For 1998, further appreciation should result from strong earnings growth, aided by continuing inflows of foreign direct investment. The moderate correction in equity valuations in Brazil and Mexico during August provides a number of attractive investment opportunities, especially involving new privatization issues.

     The most drastic change in the emerging markets was the currency crisis sweeping Southeast Asia. Being forced to discard the U.S. dollar-peg, their foreign exchange values plunged by nearly one-third since July, exacerbated by the governments' inept policy responses, causing diminished liquidity and big declines in equity valuations. Our focus will remain on the Manufacturing sector whose exports should benefit from their improving competitiveness.

     Stock selection assumes even greater importance in our investment strategy, including Europe and Israel. Our sector emphasis will continue to be on telecommunications, other technology-related companies and proprietary consumer products and service companies that have healthy balance sheets.


                        INVESTMENT OBJECTIVE AND STRATEGY

     The objective of the Sit Developing Markets Growth Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing in equity securities of companies located or otherwise operating in a developing market.

     Developing markets tend to be less economically developed regions of the world. General characteristics also include a high demand for capital investment, a high dependence on export markets for their major industries, a need to develop basic economic infrastructures, rapid economic growth and lower degrees of political stability. Investors should carefully consider the risks associated with developing markets such as currency flucuations, high volatility, illiquidity and the possibility of political instability.


                               PORTFOLIO SUMMARY

   Net Asset Value 9/30/97: $12.73 Per Share
                   6/30/97: $13.04 Per Share

          Total Net Assets: $16.55 Million


                               PORTFOLIO STRUCTURE
                             (% of total net assets)

[BAR GRAPH]

                         SIT              MSCI
                 DEVELOPING MARKETS  EMERGING MARKETS
                     GROWTH FUND       FREE INDEX
                     -----------       ----------
Latin America            40.1            39.6
Asia                     37.2            36.6
Africa/Middle East       10.1            13.5
Europe                    4.9            10.3
Cash Equivalents          7.7             N/A

                   AVERAGE ANNUAL TOTAL RETURNS*            CUMULATIVE TOTAL RETURNS*
             ---------------------------------------  ---------------------------------------
             Developing   Morgan Stanley     Lipper   Developing   Morgan Stanley     Lipper
               Markets    International     Emerging   Markets     International     Emerging
               Growth    Emerging Markets   Markets    Growth     Emerging Markets   Markets
                Fund        Free Index       Index      Fund        Free Index        Index
             ----------   --------------     ------   ----------   --------------     ------
3 Months       -2.38%        -9.40%          -5.09%       -2.38%      -9.40%           -5.09%
 (unannualized)
1 Year         15.62          4.46           12.76        15.62        4.46            12.76
3 Year          5.14         -4.55            0.35        16.23      -13.03             1.07
Inception       7.91          1.44            5.64        28.09        4.77            19.55
 (7/1/94)


* As of 9/30/97

PERFORMANCE IS HISTORICAL AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. SHARE PRICE AND RETURN WILL VARY SO THAT A GAIN OR LOSS MAY BE REALIZED WHEN SHARES ARE SOLD. TOTAL RETURN SHOULD NOT BE TAKEN AS A REPRESENTATION OF FUTURE PERFORMANCE. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE MORGAN STANLEY INTERNATIONAL EMERGING MARKETS FREE INDEX. THE LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.


                               GROWTH OF $10,000

SIT DEVELOPING MARKETS GROWTH FUND
MSCI EMERGING MARKETS FREE INDEX

The sum of $10,000 invested at inception (7/1/94) and held until 9/30/97 would have grown to $12,809 in the Fund or $10,477 in the Morgan Stanley Capital Int'l Emerging Markets Free Index assuming reinvestment of all dividends and capital gains.


                              10 LARGEST HOLDINGS

* Nice Systems, A.D.R.
* Datacraft Asia Ltd.
* Panamerican Beverage, Inc.
* Grupo Casa Autrey, A.D.R.
* Grupo Elektra S.A., G.D.R.
* Disco S.A., A.D.R.
* Telebras, A.D.R.
* Enersis, A.D.R.
* TV Azteca S.A., A.D.R.
* Laoratorio Chile, A.D.R.

Total number of holdings: 54

Directors:
     Eugene C. Sit, CFA
     Peter L. Mitchelson, CFA
     William E. Frenzel
     John E. Hulse
     Sidney L. Jones
     Donald W. Phillips

Director Emeritus:
     Melvin C. Bahle



Officers:
     Eugene C. Sit, CFA                      Chairman
     Peter L. Mitchelson, CFA                Vice Chairman
     Mary K. Stern                           President
     Erik S. Anderson, CFA                   Vice President - Investments
     Ronald D. Sit, CFA                      Vice President - Investments
     Paul E. Rasmussen                       Vice President & Treasurer
     Michael P. Eckert                       Vice President
     Michael J. Radmer                       Secretary
     Carla J. Rose                           Assistant Secretary
     Debra A. Sit, CFA                       Assistant Treasurer